                                                                    Exhibit 10.2


                             CONTRIBUTION AGREEMENT


                                 by and between


                       CAPITAL ONE AUTO RECEIVABLES, LLC,
                                    as Seller


                                       and


                            WILMINGTON TRUST COMPANY,
         not in its individual capacity but solely as Owner Trustee for
                      Capital One Auto Finance Trust 2002-B



                         Dated as of September 16, 2002



                                 $1,154,030,000


                        CAPITAL AUTO FINANCE TRUST 2002-B
                        ASSET BACKED NOTES, SERIES 2002-B
                         CLASS A NOTES AND CLASS B NOTES

                               TABLE OF CONTENTS

                                                                                            Page
ARTICLE I       CERTAIN DEFINITIONS .......................................................    1

ARTICLE II      CONTRIBUTION AND ACQUISITION OF RECEIVABLES ...............................    2

     Section 2.01    Contribution and Acquisition of Receivables ..........................    2

     Section 2.02    The Closing ..........................................................    3

     Section 2.03    Funding Dates ........................................................    4

ARTICLE III     REPRESENTATIONS AND WARRANTIES ............................................    4

     Section 3.01    Representations and Warranties of the Owner Trustee ..................    4

     Section 3.02    Representations and Warranties of the Seller .........................    5

ARTICLE IV      CONDITIONS ................................................................    8

     Section 4.01    Conditions to Obligation of the Owner Trustee ........................    8

     Section 4.02    Conditions to Obligation of the Seller ...............................   10

ARTICLE V       COVENANTS OF THE SELLER ...................................................   10

     Section 5.01    Protection of Right, Title and Interest ..............................   10

     Section 5.02    Other Liens or Interests .............................................   11

     Section 5.03    Principal Executive Office ...........................................   11

     Section 5.04    Full Force and Effect ................................................   11

     Section 5.05    Costs and Expenses ...................................................   11

     Section 5.06    No Waiver ............................................................   11

     Section 5.07    Location of Servicer Files ...........................................   11

     Section 5.08    [Reserved] ...........................................................   11

     Section 5.09    Transfer of Receivables ..............................................   11

     Section 5.10    Seller's Records .....................................................   11

     Section 5.11    [Reserved] ...........................................................   11

     Section 5.12    Cooperation by Seller ................................................   11

     Section 5.13    Transfer of Additional Receivables ...................................   12

     Section 5.14    Notice of Breach .....................................................   12

     Section 5.15    No Violation .........................................................   13

ARTICLE VI      [RESERVED] ................................................................   13

ARTICLE VII     MISCELLANEOUS PROVISIONS ..................................................   13

     Section 7.01    Obligations of Seller ................................................   13

                               TABLE OF CONTENTS
                                  (continued)

                                                                                            Page
     Section 7.02    Repurchase Events ....................................................   13

     Section 7.03    Owner Trustee's Assignment of Repurchased Receivables ................   14

     Section 7.04    Subsequent Pledge ....................................................   14

     Section 7.05    Amendment ............................................................   14

     Section 7.06    Waivers ..............................................................   15

     Section 7.07    Notices ..............................................................   15

     Section 7.08    [Reserved] ...........................................................   16

     Section 7.09    Representations ......................................................   16

     Section 7.10    Confidential Information .............................................   16

     Section 7.11    Headings and Cross-References ........................................   16

     Section 7.12    Governing Law ........................................................   16

     Section 7.13    Counterparts .........................................................   16

     Section 7.14    No Bankruptcy Petition Against the Trust .............................   16

     Section 7.15    Third Party Beneficiaries ............................................   16

     Section 7.16    Limitation on Liability ..............................................   17

     Section 7.17    Limitations of Liability .............................................   17

                             CONTRIBUTION AGREEMENT

       This CONTRIBUTION AGREEMENT is made as of this September 16, 2002, by and between Capital One Auto Receivables, LLC, a Delaware limited liability company (the "Seller"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation not in its individual capacity but solely as Owner Trustee for Capital One Auto Finance Trust 2002-B (the "Owner Trustee"), a Delaware common law trust (the "Trust").

       WHEREAS, the Seller has acquired and will acquire in the ordinary course of business, certain Receivables (as defined in the Indenture described below), each secured by a security interest granted by the related Obligors (as defined in the Indenture) in the Financed Vehicles (as defined in the Indenture) financed thereby from Capital One Auto Finance, Inc., a Texas corporation (the "Transferor"), pursuant to the terms of that certain Transfer and Assignment Agreement dated of even date herewith (the "Transfer and Assignment Agreement") by and between the Transferor and the Seller; and

       WHEREAS, the Seller and the Owner Trustee wish to set forth the terms and provisions pursuant to which the Receivables are to be transferred by the Seller to the Owner Trustee on the Closing Date and on each Funding Date (both as defined in the Indenture), which Receivables will then be Granted (as defined in the Indenture) by the Owner Trustee to the Indenture Trustee for the benefit of the Noteholders and the Note Insurer (both as defined in the Indenture), as their interests appear, pursuant to the terms of that certain Indenture dated of even date herewith (the "Indenture") by and between the Owner Trustee and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee").

       NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

       Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Indenture. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms):

       "Agreement" or "Contribution Agreement" means this Contribution Agreement and all amendments and restatements hereof and supplements hereto.

       "Assignment" means the document of assignment substantially in the form attached to this Agreement as Exhibit A.

       "Perfection Representations" means the representations, warranties and covenants set forth in Schedule 1 attached hereto.

                                   ARTICLE II
                  CONTRIBUTION AND ACQUISITION OF RECEIVABLES

       Section 2.01 Contribution and Acquisition of Receivables. On the Closing Date and on each Funding Date, subject to the terms and conditions of this Agreement, the Seller agrees to contribute and assign to the Owner Trustee, and the Owner Trustee agrees to acquire from the Seller, the Receivables and the other Trust Property relating thereto.

              (a) Initial Contribution of Receivables and Trust Property. On the Closing Date and simultaneously with the transactions pursuant to the Transfer and Assignment Agreement and the Indenture, the Seller shall contribute and assign to the Owner Trustee, without recourse except as set forth herein, all of the Seller's right, title and interest, whether now or hereafter existing, in and to (i) the Initial Receivables identified on a Schedule of Receivables delivered on the Closing Date, and all moneys received thereon (including amounts received on any Extended Service Agreements relating thereto), after the related Cutoff Date (except for interest accrued as of the related Cutoff Date and actually received subsequent to such Cutoff Date which shall be withdrawn from the Revenue Fund, to the extent contained therein, and paid to the Seller); (ii) the security interest in the Financed Vehicles granted by the Obligors pursuant to such Receivables and the Certificates of Title to such Financed Vehicles; (iii) the interest of the Seller in any proceeds from claims on any physical damage, credit life, risk default, disability or other insurance policies covering the Financed Vehicles or the Obligors or refunds in connection with Extended Service Agreements relating to Defaulted Receivables from such Cutoff Date; (iv) any property (including the right to receive future Liquidation Proceeds) that shall secure an Initial Receivable; (v) all right, title and interest of the Seller in and to any recourse against COAF or any Dealer pursuant to the Transfer and Assignment Agreement or the applicable Dealer Agreement, respectively; (vi) the original retail installment contracts and security agreements and/or installment loans evidencing the Initial Receivables; and (vii) the proceeds of any and all of the foregoing. (All of the property identified in this subsection (a) and the following subsection (c) shall constitute "Trust Property".)

              (b) Consideration for Initial Receivables. In consideration of the Receivables and the Trust Property described in Section 2.01(a), the Seller shall, on the Closing Date, receive an amount equal to the Receivables Purchase Price in the form of cash by federal wire transfer funds and the Seller shall make a capital contribution to the Trust on the Closing Date of Initial Receivables in an amount equal to 3.90% of the Aggregate Receivables Balance of such Receivables as of the applicable Cutoff Date.

              (c) Contribution of Subsequent Receivables and Trust Property. On each Funding Date, the Seller shall contribute and assign to the Owner Trustee, without recourse except as set forth herein, all of the Seller's right, title and interest, whether now or hereafter existing, in and to
       (i) the Subsequent Receivables identified on a Schedule of Receivables delivered on such Funding Date, and all moneys received thereon (including amounts received on any Extended Service Agreements relating thereto), after the respective Cutoff Date (except for interest accrued as of the related Cutoff Date and actually received subsequent to the related Cutoff Date which shall be withdrawn from the Revenue Fund, to the extent contained therein, and paid to the Transferor); (ii) the security interest of the Seller in the Financed Vehicles granted by the Obligors, related Dealer or Referral Originator to COAF pursuant to such Subsequent Receivables and the certificates of title to such Financed Vehicles; (iii) the interest of the Seller in any proceeds from claims on any physical damage, credit life, risk default, disability or other insurance policies covering the Financed Vehicles or the Obligors or refunds in connection with Extended Service Agreements relating to Defaulted Receivables from the related Cutoff Date; (iv) any property (including the right to receive future Liquidation Proceeds) that shall secure a Subsequent Receivable; (v) all right, title and interest of the Seller in and to any recourse against the Transferor or any Dealer pursuant to the Transfer and Assignment Agreement or the applicable Dealer Agreement, respectively; (vi) the original retail installment contracts and security agreements and/or installment loans evidencing the Subsequent Receivables; and (vii) the proceeds of any and all of the foregoing; provided, however, that Subsequent Receivables may not be acquired by the Seller from the Transferor, contributed and assigned by the Seller to the Owner Trustee and Granted by the Owner Trustee to the Indenture Trustee unless the addition of such Subsequent Receivables to the Receivables Pool meets the requirements set forth in
       Section 2.16 of the Indenture.

              (d) Consideration for Subsequent Receivables. Upon two (2) Business Days' prior written notice given by the Owner Trustee to the Indenture Trustee, the Owner Trustee shall cause the Indenture Trustee, on the applicable Funding Date, to pay to the Seller an amount equal to the Receivables Purchase Price with respect to the Subsequent Receivables acquired from the Seller on such date in cash by federal wire transfer funds and the Seller shall make a capital contribution to the Trust on such Funding Date of Subsequent Receivables in an amount equal to 3.90% of the Aggregate Receivables Balance of such Subsequent Receivables as of the applicable Cutoff Date. The Seller acknowledges that funds to transfer the Subsequent Receivables and the other Trust Property relating thereto on each Funding Date shall be disbursed by the Indenture Trustee solely from the Issuance Fund pursuant to Section 5.06 of the Indenture.

              (e) Absolute Assignment. It is the intention of the Seller and the Owner Trustee that each contribution, assignment and conveyance hereunder constitute an absolute assignment of the Trust Property from the Seller to the Owner Trustee. If, notwithstanding the express intention of the parties, this Agreement is deemed not to constitute an absolute assignment of the Trust Property from the Seller to the Owner Trustee, this Agreement shall be deemed to be a security agreement within the meaning of Article 8 and Article 9 of the Uniform Commercial Code as in effect in the Commonwealth of Virginia and the State of Delaware and the conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Seller to the Owner Trustee of a valid first priority perfected security interest in all of the Seller's right, title and interest in and to the Trust Property.

       Section 2.02 The Closing. The transfer of the Initial Receivables shall take place at a closing (the "Closing") at the offices of Mayer, Brown, Rowe & Maw, Chicago, Illinois on the Closing Date, simultaneously with the closings under the Transfer and Assignment Agreement and the Indenture pursuant to which
(a) the Transferor will absolutely assign all of its right, title and interest in and to the Initial Receivables and other Trust Property to the Seller, (b) the Seller will absolutely assign all of its right, title and interest in and to the Initial Receivables and other Trust Property to the Owner Trustee, (c) the Owner Trustee will Grant all of its right, title and interest in and to the Initial Receivables and other Trust Property to the Indenture Trustee for the benefit of the Noteholders, the Swap Counterparty and the Note Insurer, and (d) the Class A Notes and the Class B Notes will be issued.

       Section 2.03 Funding Dates. The transfer of the Subsequent Receivables on a Funding Date shall take place at the offices of the Indenture Trustee or such other location as the Seller and the Owner Trustee may reasonably agree. The transfer of the Subsequent Receivables shall be made in accordance with
Section 2.16 of the Indenture pursuant to which (a) the Transferor will absolutely assign all of its right, title and interest in and to the Subsequent Receivables and other Trust Property to the Seller, (b) the Seller will transfer all of its right, title and interest in and to the Subsequent Receivables and other Trust Property to the Owner Trustee, and (c) the Owner Trustee will Grant all of its right, title and interest in and to the Subsequent Receivables and other Trust Property to the Indenture Trustee for the benefit of the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

       Section 3.01 Representations and Warranties of the Owner Trustee. The Owner Trustee hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date and each Funding Date:

              (a) Organization, Etc. The Owner Trustee is a banking corporation in good standing under the laws of the State of Delaware with full power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof. The Owner Trustee is duly qualified to do business as a foreign business entity in good standing and has obtained all required licenses and approvals, if any, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification except those jurisdictions in which failure to be so qualified would not have a material adverse effect on the business or operations of the Owner Trustee.

              (b) Due Authorization. The execution, delivery and performance by the Owner Trustee of this Agreement have been duly authorized by all necessary action, do not require any approval or consent of any Person, do not and will not conflict with any material provision of the Certificate of Incorporation or bylaws of the Owner Trustee, and do not and will not conflict with or result in a breach which would constitute a material default under any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or any law or governmental regulation or court decree applicable to it or such material property, and this Agreement is the legal, valid and binding obligation of the Owner Trustee enforceable in accordance with its terms except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles.

              (c) No Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is presently pending, or to the knowledge of the Owner Trustee threatened, against the Owner Trustee or its properties or with respect to this Agreement, which, if adversely determined would, in the opinion of the Owner Trustee, have a material adverse effect on the transactions contemplated by this Agreement.

              (d) Business Purpose. The Owner Trustee will acquire the Receivables for a bona fide business purpose and has undertaken the transactions contemplated herein as principal rather than as agent for the Seller or any other person.

       Section 3.02  Representations and Warranties of the Seller.

              (a) The Seller hereby represents and warrants to the Owner Trustee as of the Closing Date and each Funding Date:

                     (i) Organization, Etc. The Seller is a limited liability company duly organized under the laws of the State of Delaware pursuant to a Certificate of Formation and is validly existing as a limited liability company and is in good standing under the laws of the State of Delaware. The Seller has full power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and had at all relevant times, and has, the power, authority and legal right to acquire and transfer the Receivables acquired and transferred by the Seller.

                     (ii) Due Qualification. The Seller is duly qualified to do business as a foreign limited liability company, in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                     (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to transfer the property transferred to the Owner Trustee and such transfer does not and will not conflict with or result in a breach which would constitute a material default under any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or any law or governmental regulation or court decree applicable to it or such material property, and this Agreement is the legal, valid and binding obligation of the Seller enforceable in accordance with its terms except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles.

                     (iv) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under the Certificate of Formation and the Limited Liability Company Agreement of the Seller or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties.

                     (v) No Proceedings. There are no proceedings or investigations pending, or, to the Seller's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of this Agreement; (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement; or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

                     (vi) No Consents, Approvals. Neither the execution nor the delivery by the Seller of this Agreement, nor the performance of the Seller's obligations hereunder, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under any existing federal or state law governing the Seller, except such as have been previously obtained, made or taken.

                     (vii) Adequate Provisions for Taxes. The provisions for taxes on the Seller's books are in accordance with generally accepted accounting principles.

                     (viii) Trade Name. "Capital One Auto Receivables, LLC" is
              the only trade name under which the Seller is currently operating its business. For the six (6) years (or such shorter period of time during which the Seller was in existence) preceding the date hereof, the Seller operated its business under the trade name "Capital One Auto Receivables, LLC." "Capital One Auto Receivables, LLC" is the name of the Seller indicated on the record of the Seller's jurisdiction of organization which shows the Seller to have been organized.

                     (ix) Ability to Perform. There has been no material impairment in the ability of the Seller to perform its obligations under this Agreement.

                     (x) Valid Business Reasons; No Fraudulent Transfers. The Seller has valid business reasons for contributing the Receivables rather than obtaining a secured loan with the Receivables as collateral. At the time of the transfer (A) the Seller contributed the Receivables to the Owner Trustee without any intent to hinder, delay, or defraud any current or future creditor of the Seller;
              (B) the Seller was not insolvent or did not become insolvent as a result of the transfer; (C) the Seller was not engaged and was not about to engage in any business or transaction for which any property remaining with the Seller was an unreasonably small capital or for which the remaining assets of the Seller were unreasonably small in relation to the business of the Seller or the transaction; (D) the Seller did not intend to incur, and did not believe or reasonably should not have believed that it would incur, debts beyond its ability to pay as they become due; and (E) the consideration paid by the Owner Trustee to the Seller for the Receivables transferred by the Seller hereunder was equivalent to a fair market value of such Receivables under the circumstances of the transaction, including but not limited to, timing of such transfer.

                     (xi) Principal Executive Office. Since its inception, the Seller has maintained, and from the date of this Agreement shall maintain, its principal executive office in the Commonwealth of Virginia, and there has been no other jurisdiction in which the Seller's principal executive office was located during the four
              (4) months preceding the Closing Date.

                     (xii) No Omission or Misstatement. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement by the Seller, or in connection with the transactions contemplated hereby, contains any untrue statement of fact or omits to state a fact necessary to make the statements contained herein or therein not misleading insofar as the same relates to the Seller. The Seller has good and marketable title to, and is the owner of, each Receivable transferred by the Seller hereunder and the indebtedness evidenced by each such Receivable is subject to no Lien, charge, security interest or encumbrance of any kind or nature and the Seller has the unqualified right to transfer its ownership interest in each such Receivable and the indebtedness evidenced thereby; the Seller has not made any prior transfer of any Receivable or its rights thereto or thereunder.

                     (xiii) Perfection Representations. The Perfection
              Representations shall be a part of this Agreement for all purposes.

                     (xiv) 1940 Act. The Seller is not an "investment company" as such term is defined in the 1940 Act.

              (b) The Seller hereby affirms that each of the representations and warranties of the Transferor set forth in the Transfer and Assignment Agreement is true and correct as of the Closing Date or Funding Date, as the case may be, and each such representation and warranty is hereby incorporated in this Contribution Agreement as if set forth herein in full; provided, however, that in incorporating such representations and warranties (a) each reference in such representations and warranties to the Transferor shall be deemed to be a reference to the Seller and each reference to the Seller shall be deemed to be a reference to the Owner Trustee, (b) each reference in such representations and warranties to an assignment of the Receivable from the Transferor to the Seller pursuant to the Transfer and Assignment Agreement shall be deemed to be a reference to the transfer of the Receivable from the Seller to the Owner Trustee pursuant to this Contribution Agreement and (c) each reference in such representations and warranties to the Transferor having good and marketable title to the Receivable free and clear of Liens prior to the assignment from the Transferor to the Seller shall be deemed to be a reference to the Seller having good and marketable title to the Receivable free and clear of Liens prior to the transfer from the Seller to the Owner Trustee.

                                   ARTICLE IV
                                   CONDITIONS

       Section 4.01 Conditions to Obligation of the Owner Trustee. The obligation of the Owner Trustee to accept the transfer of the Receivables is subject to the satisfaction of the following conditions:

              (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct on the Closing Date or Funding Date, as the case may be, with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date or Funding Date, as the case may be.

              (b) Files Marked; Files and Records. The Seller shall, at its own expense, on or prior to the Closing Date or Funding Date, as the case may be, indicate in its files that the Receivables have been contributed to the Owner Trustee pursuant to this Agreement and deliver to the Owner Trustee a Schedule of Receivables certified by the Chairman, the President, a Vice President or the Treasurer of the Seller to be true, correct and complete. Further, the Seller hereby agrees that the computer files and other physical records of the Receivables maintained by the Seller will bear an indication reflecting that the Receivables were transferred to the Owner Trustee.

              (c) Documents to be Delivered by the Seller on or in connection with the Closing Date or Funding Date.

                     (i) The Assignment. As of the Closing Date and each Funding Date, the Seller shall execute an Assignment substantially in the form of Exhibit A hereto of the Receivables, the security interests in the related Financed Vehicles and the other Trust Property being transferred by the Seller on such date (as identified on the Schedule of Receivables attached to such Assignment).

                     (ii) Evidence of UCC Filings. On or prior to the Closing Date or Funding Date, as the case may be, the Seller shall provide the Owner Trustee evidence that the Seller has recorded and filed, at the expense of the Transferor, (A) Termination Statements in each jurisdiction in which required by applicable law, if any, to release any prior security interests in the Receivables granted by the Seller and (B) UCC financing statements in each jurisdiction in which required by applicable law, authorized by the Seller, as seller or debtor, and naming the Owner Trustee, as purchaser or secured party, identifying the Receivables and the other Trust Property as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the transfer of such Receivables to the Owner Trustee. The Seller shall deliver the Perfection UCC's, or other evidence satisfactory to the Owner Trustee of such filing, to the Indenture

              Trustee within thirty (30) days following the Closing Date or Funding Date, as the case may be, or promptly following such later date as such file-stamped copies or other evidence is received by or on behalf of the Owner Trustee.

                     (iii) Other Documents. Such other documents as the Owner Trustee may reasonably request.

              (d) Documents to be Delivered by the Seller In Connection with the Closing Date or Funding Date. Within two (2) Business Days preceding the Closing Date or Funding Date, as the case may be, the Seller shall cause the Transferor to deliver to the Custodian the following documents (with respect to each Receivable, a "Custodian File"):

                     (i) the sole original counterpart of the retail installment contract and security agreement and/or installment loans evidencing each such Receivable and any and all amendments thereto; and

                     (ii) (A) the original Certificate of Title or copies of correspondence to the appropriate State title registration agency, and all enclosures thereto, for issuance of the original Certificate of Title for the related Financed Vehicles or (B) if the appropriate State title registration agency issues a letter or other form of evidence of lien in lieu of a Certificate of Title, the original lien entry letter or form or copies of correspondence to such State title registration agency, and all enclosures thereto, for issuance of the original lien entry letter or form for the related Financed Vehicles.

              Such delivery of Custodian Files shall be accompanied by a Certificate of Delivery substantially in the form of Exhibit D to the Transfer and Assignment Agreement if COAF is not the Servicer; provided, however, that, with respect to the Custodian Files delivered pursuant to this subsection (d) of this Section 4.01, any original Certificate of Title or other evidence of the lien of the Transferor (or, in the case of a Referral Receivable, the applicable Referral Originator) not so delivered to the Custodian due to the fact that such title or other evidence of lien has not yet been issued by a State title registration agency and delivered to or on behalf of the Transferor shall be delivered by the Transferor to the Custodian promptly following receipt thereof by the Transferor but in no event later than 120 days following the Closing Date or Funding Date, as the case may be; further provided, however, that, for any original Certificate of Title or other evidence of lien of the Transferor (or, in the case of a Referral Receivable, the applicable Referral Originator) not so delivered to the Custodian, the Seller shall be deemed to be in breach of its representations and warranties contained in Section 3.02(b) hereof, and such occurrence shall constitute a Repurchase Event pursuant to Section 7.02 hereof.

              (e) Other Transactions. The transactions contemplated by the Indenture, the Transfer and Assignment Agreement and the Servicing Agreement shall be consummated on the Closing Date.

       Section 4.02 Conditions to Obligation of the Seller. The obligation of the Seller to transfer the Receivables to the Owner Trustee on the Closing Date or Funding Date, as the case may be, is subject to the satisfaction of the following conditions:

              (a) Representations and Warranties True. The representations and warranties of the Owner Trustee hereunder shall be true and correct on the Closing Date or Funding Date, as the case may be, with the same effect as if then made, and the Owner Trustee shall have performed or cause to be performed all obligations to be performed by it hereunder on or prior to the Closing Date or Funding Date, as the case may be.

              (b) Proceedings. All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Contribution Agreement shall be satisfactory in form and substance to the Seller, and the Seller shall have received from the Trust or the Owner Trustee copies of all documents (including, without limitation, records of Seller proceedings) relevant to the transactions herein contemplated as the Seller may reasonably have requested.

                                   ARTICLE V
                             COVENANTS OF THE SELLER

       The Seller agrees with the Owner Trustee, the Note Insurer and the Swap Counterparty as follows:

       Section 5.01  Protection of Right, Title and Interest.

              (a) Filings. The Seller shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Owner Trustee in and to the Receivables and the other Trust Property to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Owner Trustee or the Indenture Trustee hereunder to the Receivables and the other Trust Property. The Seller shall deliver or cause to be delivered to or at the direction of the Owner Trustee, file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Owner Trustee shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 5.01(a).

              (b) Name Change. Within fifteen (15) days after the Seller makes any change in its name, identity, jurisdiction of organization or structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Owner Trustee, the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), the Transferor and the Indenture Trustee notice of any such change and no later than five (5) days after the effective date thereof the Seller shall file such financing statements or amendments as may be necessary to continue the perfection of the Owner Trustee's security interest in the Trust Property.

         Section 5.02 Other Liens or Interests. Except for the transfers hereunder, the Seller will not sell, pledge, assign or transfer to any other person, or grant, create, incur, assume or suffer to exist any Lien on, any interest therein, and the Seller shall defend the right, title, and interest of the Owner Trustee in, to and under such Receivables against all claims of third parties claiming through or under the Seller; provided, however, that the Seller's obligations under this Section 5.02 shall terminate upon the termination of the Indenture.

         Section 5.03 Principal Executive Office. Since its inception, the Seller has maintained and, from the date of this Agreement, shall maintain its principal executive office in the Commonwealth of Virginia and shall not change its jurisdiction of organization.

         Section 5.04 Full Force and Effect. The Seller shall keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware.

         Section 5.05 Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the transfer to the Owner Trustee of the Seller's right, title and interest in and to the Receivables.

         Section 5.06 No Waiver. The Seller shall not waive any default, breach, violation or event permitting acceleration under the terms of any Receivable.

         Section 5.07 Location of Servicer Files. The Servicer Files, exclusive of the Custodian Files, are to be kept at the Servicer's principal executive office. The Custodian Files are to be kept at the principal executive office of the Custodian or such other office of the Custodian as specified in the Indenture.

         Section 5.08 [Reserved].

         Section 5.09 Transfer of Receivables. The Seller will take no action inconsistent with the transfer of the Receivables to the Owner Trustee for financial accounting purposes.

         Section 5.10 Seller's Records. The financial statements of the Seller will disclose that, under generally accepted accounting principles, the Seller transferred the Receivables to the Owner Trustee. The Seller will file all tax returns and reports in a manner consistent with the transfer to the Seller of the Receivables for federal income tax purposes.

         Section 5.11 [Reserved].

         Section 5.12 Cooperation by Seller.

               (a) The Seller will cooperate fully and in a timely manner with the Owner Trustee, the Trust, the Servicer or the Indenture Trustee in connection with (i) the filing of any claims with an insurer or any agent of any insurer under any insurance policy affecting an Obligor or any of the Financed Vehicles; (ii) supplying any additional information as may be requested by the Owner Trustee, the Trust, the Servicer, the Indenture Trustee or any such agent or insurer in connection with the processing of any such claim; and (iii) the execution or endorsement of any check or draft made payable to the Seller representing proceeds from any such claim. The Seller shall take all such actions as may be requested by the Owner Trustee, the Trust, the Servicer or the Indenture Trustee to protect the rights of the Owner Trustee or the Indenture Trustee on behalf of the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer in and to any proceeds under any and all of the foregoing insurance policies. The Seller shall not take or cause to be taken any action which would impair the rights of the Owner Trustee or the Indenture Trustee on behalf of the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer in and to any proceeds under any of the foregoing insurance policies.

               (b) The Seller shall, within two (2) Business Days of receipt thereof, endorse any check or draft payable to the Seller representing insurance proceeds and (i) in the event there are no other payees on such check or draft, forward, via hand delivery, such endorsed check or draft to the Servicer for deposit into the Collection Account and (ii) in the event such check or draft is also payable to the Indenture Trustee on behalf of the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer, forward, via overnight courier, to the Indenture Trustee with a copy of such endorsed check or draft to the Servicer. The Seller will hold in trust and remit to the Indenture Trustee, within two (2) Business Days of receipt thereof, any funds received with respect to the Receivables after the Cutoff Date.

         Section 5.13 Transfer of Additional Receivables. The Seller shall use its best efforts in good faith to make available for transfer to the Owner Trustee on each Funding Date during the Funding Period, all Receivables acquired by the Seller which meet the eligibility criteria set forth herein as of such date. This covenant and agreement shall be for the benefit of the Owner Trustee, the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Indenture Trustee or, if a Note Insurer Default has occurred and is continuing, the Holders of the Notes and any such Person may enforce its legal or equitable rights, remedies or claims hereunder.

         Section 5.14 Notice of Breach. The Owner Trustee and the Seller shall notify the Indenture Trustee, the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), the Owner Trustee and the Trust promptly, in writing, of any breach of the representations and warranties or covenants of the Seller or the Owner Trustee contained herein.

         Section 5.15 No Violation. The Seller will not take any action which would result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the Limited Liability Company Agreement of the Seller or
Section 3.10(b)(x) of the Indenture.

                                   ARTICLE VI
                                   [RESERVED]

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         Section 7.01 Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

         Section 7.02 Repurchase Events. The Seller hereby covenants and agrees to deliver to the Owner Trustee and the Trust, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer prompt written notice of the occurrence of a breach of any of the representations and warranties of the Seller contained or deemed to be contained in Section 3.02(b) hereof with respect to a Receivable transferred hereunder.

               (a) Upon discovery by any of the Transferor, the Seller, the Owner Trustee, the Trust, the Indenture Trustee, the Note Insurer or the Servicer of (i) a Nonconforming Receivable or (ii) either (A) failure to deliver to the Custodian any document required to be included in the Custodian File or (B) failure to deliver to the Indenture Trustee the Perfection UCCs, pursuant to Section 7.18 of the Indenture the party discovering such breach or failure to deliver shall give prompt written notice to each of the other foregoing parties. Except as specifically provided in the Servicing Agreement or the Indenture, the Indenture Trustee has no obligation to review or monitor the Trust Property for compliance with representations and warranties, delivery requirements or payments. If (i) the breach of representations or warranties causing such Receivable to be a Nonconforming Receivable shall not have been (A) cured within thirty (30) days following notice thereof or (B) waived by the Note Insurer following notice thereof or
         (ii) the failure to deliver to the Custodian the Custodian File documents or to the Indenture Trustee the Perfection UCCs shall not have been cured within seven (7) calendar days following notice thereof (the occurrence of any of the foregoing constitutes a "Repurchase Event"), the Owner Trustee shall transfer to the Seller and the Seller shall assign to the Transferor the Receivable and the other related items of the Trust Property affected by such breach or failure to deliver and the Seller hereby agrees to accept such transfer from the Owner Trustee and to deposit or cause to be deposited the Repurchase Price with respect to such Receivable in the Collection Account within five (5) Business Days following the applicable cure period or two (2) Business Days following receipt by the Seller of notice from the Note Insurer that the Note Insurer will not waive the breach of representations or warranties causing such Receivable to be a Nonconforming Receivable; provided that such transfer and assignment shall only be made upon receipt by the Owner Trustee of notice from the Servicer (pursuant to the terms of the Servicing Agreement) that the Repurchase Price has been remitted to the Servicer and deposited into the Collection Account. In consideration of the removal of such Receivable and the other related items of the Trust Property, the Owner Trustee shall cause the Seller and the

         Seller shall cause the Transferor, no later than the fifth Business Day following such cure period, if any, to pay the Repurchase Price to the Servicer for deposit into the Collection Account. The Owner Trustee shall be entitled to enforce the obligations of the Seller, the Transferor and the applicable Dealer under this Contribution Agreement, the Transfer and Assignment Agreement and the applicable Dealer Agreement, respectively, to remit the Repurchase Price to the Servicer for deposit into the Collection Account. The Indenture Trustee and the
         Note Insurer are authorized to take action on behalf of the Trust to enforce the obligations of the Seller and the Transferor to repurchase such Receivable under this Contribution Agreement or the Transfer and Assignment Agreement, respectively, and to enforce the obligation of a Dealer to repurchase such Receivable under the applicable Dealer Agreement.

               (b) The obligations of the Transferor, the Seller and the Owner Trustee to remove any Receivable and the other related items of the Trust Property and to remit the Repurchase Price with respect to a Nonconforming Receivable or as to which a failure to deliver has occurred and is continuing shall constitute the sole remedy, except for the indemnification provisions expressly set forth in the Indenture, the Servicing Agreement, this Contribution Agreement, the Transfer and Assignment Agreement and the Insurance Agreement, against the Transferor, the Seller and the Owner Trustee for such breach or failure to deliver available to the Indenture Trustee or the Noteholders.

         Section 7.03 Owner Trustee's Assignment of Repurchased Receivables. With respect to any Receivable reacquired by the Seller pursuant to this Agreement, the Owner Trustee shall assign, without recourse, representation or warranty, to the Seller all the Owner Trustee's right, title and interest in and to such Receivable, and all security and documents relating thereto.

         Section 7.04 Subsequent Pledge. The Seller acknowledges that (i) the Owner Trustee will Grant the Receivables and the other Trust Property along with the Owner Trustee's rights and benefits under this Contribution Agreement and under the Transfer and Assignment Agreement to the Indenture Trustee pursuant to the terms of the Indenture and (ii) the terms and provisions hereof are intended to benefit the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty has been paid in full) and the Note Insurer. The Seller hereby consents to such Grant.

         Section 7.05 Amendment. This Agreement may be amended, restated or supplemented from time to time by a written agreement duly executed and delivered by the Seller and the Owner Trustee, but only with (a) fifteen (15) days' prior written notice to the Rating Agencies, (b) the prior written consent of the Class B Noteholder and the Note Insurer and (c) if adversely affected thereby, the prior written consent of the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full). No amendment to this Agreement shall be effective as to the Servicer, to the extent such amendment is disadvantageous in any respect to the Servicer, unless the Servicer has given its written consent to the amendment. The Seller shall deliver to the Persons identified on a list provided to the Seller by the Indenture Trustee, as such list may be amended from time to time, a copy of any amendment to this Agreement.

         Section 7.06 Waivers. No failure or delay on the part of the Owner Trustee or Note Insurer in exercising any power, right or remedy under this Agreement or an Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. Any waiver of the terms and provisions hereof must be in writing and must be consented to in writing by the Indenture Trustee, the Note Insurer and, if adversely affected thereby, the Swap Counterparty.

         Section 7.07 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission and overnight delivery service, postage prepaid, to any party at the address set forth below or at such other address as may be designated by it by notice to the other party and shall be deemed given when so delivered, or if mailed. Any notice to the Note Insurer shall be given in accordance with the terms of the Insurance Agreement. Any notice given to the Swap Counterparty shall be given to its address set forth in the Interest Rate Swap Agreement.

         If to the Seller:

               Capital One Auto Receivables, LLC
               8000 Jones Branch Drive
               McLean, Virginia 22042
               Attention: Manager of Securitization - Copy to: Legal Department

         If to the Owner Trustee:

               Wilmington Trust Company as owner trustee of
                 Capital One Auto Finance Trust 2002-B
               Rodney Square North
               1100 North Market Street
               Wilmington, Delaware 19890
               Attention: Jeanne Oller

         With Copies to:

               Capital One Auto Finance, Inc.
               8000 Jones Branch Drive
               McLean, Virginia 22042
               Attention: Manager of Securitization - Copy to: Legal Department

               Mayer, Brown, Rowe & Maw
               190 South LaSalle
               Chicago, Illinois 60603
               Attention: Stuart M. Litwin

         Section 7.08 [Reserved].

     Section 7.09 Representations. The respective agreements, representations, warranties and other statements by the Seller and the Owner Trustee set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the Closing Date under Section 2.02 hereof and each Funding Date.

     Section 7.10 Confidential Information. The Owner Trustee agrees that it will neither use nor disclose to any person other than the Note Insurer, the Indenture Trustee, the Owner Trustee and the Holders of the Notes the names and addresses of the Obligors, except in connection with the enforcement of the Owner Trustee's rights hereunder, under the Receivables, or any agreement relating to the Receivables or as required by law.

     Section 7.11 Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

     Section 7.12 Governing Law. This Agreement and the Assignment shall be governed by and construed in accordance with the internal laws of the State of Texas.

     Section 7.13 Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 7.14 No Bankruptcy Petition Against the Trust. The Seller agrees that, prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Class A Notes and the Class B Notes, it will not institute against the Owner Trustee or the Seller, or join any other Person in instituting against the Owner Trustee, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any state of the United States. This Section
7.14 shall survive the termination of the Indenture.

     Section 7.15 Third Party Beneficiaries. This Agreement shall inure to the benefit of the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), the Indenture Trustee and their respective successors and assigns and, if a Note Insurer Default has occurred and is continuing or if the Aggregate Outstanding Principal Balance of the Class A Notes (and all interest accrued thereon) has been reduced to zero and all Reimbursement Obligations and reimbursement of all Swap Termination Payments paid under the Swap Policy due to the Note Insurer shall have been paid in full, the Class B Noteholders. Without limiting the generality of the foregoing, all representations, covenants and agreements in this Agreement which expressly confer rights upon the Owner Trustee, the Note Insurer or the Indenture Trustee shall be for the benefit of and run directly to the Owner Trustee, the Indenture Trustee, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer or, if a Note Insurer Default has occurred and is continuing, the Aggregate Outstanding Principal Balance of the Class A Notes (and all interest accrued thereon) has been reduced to zero and all Reimbursement Obligations and reimbursement of all Swap Termination Payments paid under the Swap Policy due to the

Note Insurer shall have been paid in full, the Class B Noteholders. The Indenture Trustee, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer or, if a Note Insurer Default has occurred and is continuing, the Aggregate Outstanding Principal Balance of the Class A Notes (and all interest accrued thereon) has been reduced to zero and all Reimbursement Obligations and reimbursement of all Swap Termination Payments paid under the Swap Policy due to the Note Insurer shall have been paid in full, the Class B Noteholders, shall be entitled to rely on and enforce such representations, covenants and agreements to the same extent as if it were a party hereto.

     Section 7.16 Limitation on Liability. Notwithstanding anything to the contrary contained in this Agreement, the obligations of the Seller under this Agreement are solely the obligations of the Seller and shall be payable by the Seller solely to the extent that it receives additional funds designated for such purposes or to the extent that it has additional funds available that would be in excess of amounts that would be necessary to pay the debt and other obligations of such entity incurred in accordance with its Limited Liability Company Agreement and all financing documents to which it is a party as they come due. In addition, no amount owing by the Seller hereunder in excess of the liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against it. No recourse shall be had for the payment of any amount owing hereunder or any other obligation of, or claim against, the Seller arising out of or based upon this Agreement against any member, employee, officer, agent, director or authorized person of the Seller; provided, however, that the foregoing shall not relieve any such person or entity of any liability they might otherwise have as a result of fraudulent actions or omissions taken by them nor shall the foregoing relieve any person of any liability expressly undertaken by such person under the Transaction Documents.

     Section 7.17 Limitations of Liability. It is expressly understood and agreed by and between the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Amended and Restated Trust Agreement dated as of September 16, 2002 with Capital One Auto Receivables, LLC (the "Trust Agreement") in the exercise of the power and authority conferred and vested in it as such Owner Trustee, (ii) each of the representations, undertakings and agreements made herein by the Owner Trustee are not personal representations, undertakings and agreements of Wilmington Trust company, but are binding only on the trust estate created pursuant to the Trust Agreement, (iii) nothing contained herein shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant of the Owner Trustee either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under any such party, and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expense of the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee under this Agreement.

     IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                        CAPITAL ONE AUTO RECEIVABLES, LLC,
                                        as Seller


                                        By:   /s/ Jeffery A. Elswick
                                           -------------------------------------
                                            Name: Jeffery A. Elswick
                                            Title: President

                                        WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as Owner
                                        Trustee for Capital One Auto Finance
                                        Trust 2002-B

                                        By:   /s/ Donald G. MacKelcan
                                           -------------------------------------
                                            Authorized Officer

                                   SCHEDULE I

              PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

     In addition to the representations, warranties and covenants contained in the Indenture, the Owner Trustee hereby represents, warrants, and covenants to the Indenture Trustee as to itself as follows on the Closing Date and on each Payment Date thereafter:

                                     General

1. The Contribution Agreement creates a valid and continuing security interest (as defined in UCC Section 9-102) in the Collateral in favor of the Owner Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.

2. The Receivables (except for the Interest Rate Swap Agreement) constitute "tangible chattel paper" within the meaning of UCC Section 9-102.

3. The rights of the Owner Trustee under the Interest Rate Swap Agreement constitute "general intangibles" within the meaning of the applicable UCC.

4. COAF has taken all steps necessary to perfect its security interest against the Obligor in the property securing the Receivables that constitute chattel paper.

                                    Creation

5. The Seller owns and has good and marketable title to the Collateral free and clear of any Lien, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.

                                   Perfection

6. The Seller has caused or will have caused, within ten days after the effective date of the Contribution Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the contribution and sale of the Trust Property from COAF to the Seller, the transfer and sale of the Trust Property from the Seller to the Owner Trustee, and the security interest in the Collateral granted to the Indenture Trustee hereunder.

7. With respect to Collateral that constitutes tangible chattel paper, such tangible chattel paper is in the possession of the Custodian and the Indenture Trustee has received a written acknowledgment from the Custodian that the Custodian is holding such tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee.

                                    Priority

8. Neither the Seller, the Servicer nor the Owner Trustee has authorized the filing of, or is aware of any financing statements against either the Seller, the Transferor or the Owner Trustee that include a description of the Collateral, the Trust Property and proceeds related thereto other than any financing statement (i) relating to the sale of Trust Property by the Transferor to the Seller under the Transfer and Assignment Agreement, (ii) relating to the contribution of Trust Property by the Seller to the Owner Trustee under the Contribution Agreement, (iii) relating to the security interest granted to the Indenture Trustee hereunder, or (iv) that has been terminated.

9. Neither the Seller, the Transferor nor the Owner Trustee is aware of any judgment, ERISA or tax lien filings against either the Seller, the Transferor or the Owner Trustee.

10. None of the tangible chattel paper that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

                     Survival of Perfection Representations

11. Notwithstanding any other provision of the Transfer and Assignment Agreement, the Contribution Agreement, the Indenture or any other Transaction Document, the Perfection Representations contained in this Schedule shall be continuing, and remain in full force and effect (notwithstanding any replacement of the Servicer or termination of Servicer's rights to act as such) until such time as all obligations under the Transfer and Assignment Agreement, Contribution Agreement and the Indenture have been finally and fully paid and performed.

                                    No Waiver

12. The parties hereto: (i) shall not, without obtaining a confirmation of the then-current rating of the Class A Notes, waive any of the Perfection Representations; (ii) shall provide the Ratings Agencies with prompt written notice of any breach of the Perfection Representations, and shall not, without obtaining a confirmation of the then-current rating of the Class A Notes (as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a breach of any of the Perfection Representations.

                                    EXHIBIT A

                                   ASSIGNMENT

     For value received this ___ day of ________, 2002 in accordance with terms of the Contribution Agreement dated as of September 16, 2002 (the "Contribution Agreement") by and between Capital One Auto Receivables, LLC, as Seller (the "Seller"), and Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee to Capital One Auto Finance Trust 2002-B, (the "Owner Trustee"), the undersigned does hereby transfer unto the Trust, without recourse, a 100% interest in and to (i) the [Subsequent] Receivables identified on the Schedule of Receivables attached hereto and all moneys received thereon (including amounts received on any Extended Service Agreements relating thereto), after the respective Cutoff Date (except for interest accrued as of the Cutoff Date and actually received subsequent to the Cutoff Date which will be withdrawn from the Revenue Fund, to the extent contained therein, and paid to the Seller); (ii) the security interest in the Financed Vehicles granted by the Obligors pursuant to such Receivables and the Certificates of Title to such Financed Vehicles; (iii) the interest of the Seller in any proceeds from claims on any physical damage, credit life, risk default or other insurance policies covering the Financed Vehicles or the Obligors or refunds in connection with Extended Service Agreements relating to Defaulted Receivables from the applicable Cutoff Date; (iv) any property (including the right to receive future Liquidation Proceeds) that shall secure a [Subsequent] Receivable; (v) all right, title and interest of the Seller in and to any recourse against the Transferor or any Dealer pursuant to the Transfer and Assignment Agreement or the applicable Dealer Agreement, respectively; (vi) the original retail installment contracts and security agreements and/or installment loans evidencing the [Subsequent] Receivables; and (vii) the proceeds of any and all of the foregoing. The foregoing transfer does not constitute and is not intended to result in any assumption by the Owner Trustee of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Receivables, Servicer Files (as defined in the Servicing Agreement), any insurance policies or any agreement or instrument relating to any of them.

     This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Contribution Agreement and is to be governed by the Contribution Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Contribution Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of the date first written above.

                                     CAPITAL ONE AUTO RECEIVABLES, LLC, as
                                     Seller


                                     By: _______________________________________
                                         Name:
                                         Title:

                                       A-2